REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made as of the 15th day of January, 2008

AMONG:
THERETIREMENTSOLUTION.COM, INC., a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at 110 William Street, 22nd Floor, New York, New York 10038 (“Company”);

AND:
ROMEL ENTERPRISES, INC., a corporation formed pursuant to the laws of the State of Utah and having an address at 125 East Main Street, Suite 121, American Fork, Utah 84030 (“Romel”);

AND:
TYVAN ENTERPRISES, INC., a corporation formed pursuant to the laws of the State of Utah and having an address at 125 East Main Street, Suite 121, American Fork, Utah 84030 (“Tyvan”);

AND:
BADACO, INC., a corporation formed pursuant to the laws of the State of Utah and having an address at 125 East Main Street, Suite 121, American Fork, Utah 84030 (“Badaco”);

AND:
LUCASA, LLC, a limited liability company formed pursuant to the laws of the State of Utah and having an address at 265 North 20 West, Pleasant Grove, Utah 84062 (“Lucasa”);

 AND:
KAYS CREEK CAPITAL MANAGEMENT, LLC, a limited liability company formed pursuant to the laws of the State of Utah and having an address at 1836 West Phillips Street, Kaysville, Utah 84037 (“Kays” and together with Romel, Tyvan, Badaco and Lucasa, the “Principals”).

WHEREAS:

A. Company is a reporting company whose common stock is quoted on the Over the Counter Bulletin Board;

B. Pursuant to the terms of a Membership Interest Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”) among Company, Boya Systems, LLC, Lucasa, Kays and Investment Tools and Training, LLC, the Principals were issued shares of Company common stock (the “Purchase Shares”);

C. The shares of Company common stock, together with any securities received in replacement of such shares or as stock dividends or splits, all securities received in replacement of such shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which the Principal is entitled by reason of Purchaser’s ownership of the Purchase Shares are referred to collectively herein as the “Company Shares;”

D. As an inducement to enter into the Purchase Agreement, Company has agreed to grant to the Principals certain registration and other rights in respect of the Company Shares beneficially held by them.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
REGISTRATION RIGHTS

Piggy-Back Registration

1.1 The Principals will be entitled to “piggy-back” registration rights on registrations of Company, subject to the right of its underwriters to reduce pro rata, in view of market conditions, the number of shares of the Principals proposed to be registered and subject to any limitations pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). Company shall notify all Principals in writing at least twenty (20) days prior to filing any registration statement under the Securities Act, for purposes of effecting a public offering of securities of Company and will afford each Principal an opportunity to include in such registration statement all or any part of the Principal’s Company Shares then held by such Principal. Each Principal desiring to include in any such registration statement all or any part of such Principal’s Company Shares then held by such Principal shall, within ten (10) days after receipt of the above-described notice from Company, so notify Company in writing, and in such notice shall inform Company of the number of securities such Principal wishes to include in such registration statement. If a Principal decides not to include all of its securities in any registration statement thereafter filed by Company, such Principal shall nevertheless continue to have the right to include its Company Shares in any subsequent registration statement or registration statements as may be filed by Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

Registration Expenses

1.2 The registration expenses (exclusive of underwriting discounts and commissions) of all of the registrations under Section 1.1 above will be borne by Company.

Transfer of Registration Rights

1.3 The registration rights may be transferred to a third party transferee who acquires at least 10% of a Principal’s Company Shares. Transfer of registration rights to a family member or for estate planning purposes will be without restriction as to minimum shareholding, but any shares so transferred shall be included in the calculation of the 10% figure referred to in Section 1.1 hereof.

Other Registration Provisions

Additional Obligations

1.4 Company agrees to the following additional obligations with respect to any registration (a “Registration Statement”) filed by it hereunder:

(a) Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Company Shares of Company covered by such Registration Statement until such time as all of such Company Shares shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for Company to amend or supplement such Registration Statement.

(b) For purposes of this Agreement, the “Registration Period” shall mean the period commencing on the effectiveness of the Registration Statement and ending upon the earlier of (i) the date as of which all Principals may sell all of the Company Shares covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act, or (ii) the date on which the Principals shall have sold all of the Company Shares covered by such Registration Statement.

(c) Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Principals of the Company Shares covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Company Shares for sale in such jurisdictions; provided, however, that Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. Company shall promptly notify each Principal of the receipt by Company of any notification with respect to the suspension of the registration or qualification of any of the Company Shares for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(d) Company shall notify each Principal in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission. Company shall also promptly notify the Principals (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, and (iii) of Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

(e) Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Company Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Principal who holds Company Shares being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f) Company shall hold in confidence and not make any disclosure of information concerning any Principal provided to Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or applicable rules and regulations of any relevant market or exchange, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. Company agrees that it shall, upon learning that disclosure of such information concerning an Principal is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Principal and allow such Principal, at such Principal’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(g) Company shall use its best efforts to cause all of the Company Shares covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by Company are then listed, if any.

(h) Company shall cooperate with Buyer and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Company Shares to be offered and resold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as Buyer may reasonably request and registered in such names as Buyer may request.

(i) Company shall use its best efforts to cause the Company Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Company Shares.

(j) Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with the registration hereunder.

(k) Within two (2) Business Days after the Registration Statement is declared effective by the SEC, Company shall deliver, and shall cause legal counsel for Company to deliver, to the transfer agent for such Company Shares (with copies to the Principals) confirmation that such Registration Statement has been declared effective by the SEC in such form as may be required by the transfer agent to permit the consummation of sales under such Registration Statement.

1.5 Other registration rights provisions may be agreed to as are reasonable, including cross-indemnification, the agreement by the Principals (if requested by the underwriters in a public offering) not to sell any unregistered common stock they hold following the effective date of the registration statement of such offering, the period of time in which the registration statement will be kept effective, underwriting arrangements and the like.

ARTICLE 4
GENERAL PROVISIONS

Notice

4.1 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or facsimile. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by facsimile shall be deemed to have been received on the actual date of delivery.

Further Assurances

4.2 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Entire Agreement

4.3 The provisions contained herein constitute the entire agreement among Company and the Principals respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Company and the Principals with respect to the subject matter hereof.

Inurement

4.4 This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

4.5 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

4.6 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by facsimile will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

4.7 This Agreement is subject to the laws of the State of New York.

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IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

THERETIREMENTSOLUTION.COM, INC.

By:	/s/ Nicholas S. Maturo
Name: Nicholas S. Maturo
Title: Chief Executive Officer

ROMEL ENTERPRISES, INC.

By:	/s/ Robert Oldham
Name: Robert Oldham
Title: President

TYVAN ENTERPRISES, INC.

By:	/s/ Rhett Andersen
Name: Rhett Andersen
Title: President

BADACO, INC.

By:	/s/ Bart D. Coon
Name: Bart D. Coon
Title: President

KAYS CREEK CAPITAL MANAGMENT, LLC

By:	/s/ Ryan Smith
Name: Ryan Smith
Title: Manager

LUCASA, LLC

By:	/s/ Shawn Lucas
Name: Shawn Lucas
Title: Manager